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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               LORELEI CORPORATION
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             (Exact name of registrant as specified in its Charter)

                 Delaware                                         13-4058469
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  (State of Incorporation or Organization)                     (I.R.S. Employer
                                                             Identification No.)

               63 Wall Street, Suite 1801
                 New York, New York                                 10005
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   ( Address of Principal Executive Offices)                       (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box [ ].

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box [ x ].

         Securities Act Registration statement file number to which this form relates: 333-94135

       Securities to be registered pursuant to Section 12 (g) of the Act:

                          Common Stock, .0001 par value
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                                (Title of Class)



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ITEM.    1.          DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           The information included under the heading "Description of Securities" including subheading "Common Stock," of the Registration Statement on Form SB-2 of LORELEI CORPORATION. (Registration No. ( 333-94135 ), as amended, is incorporated herein by reference. The final Prospectus to be filed by LORELEI CORPORATION pursuant to Rule 424 (b) is also deemed incorporated by reference herein upon such filing.

ITEM.         2.     EXHIBITS.


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           The following documents are included as Exhibits as indicated, to the
Registration Statement and incorporated herein by this reference:

                             REGISTRATION STATEMENT

      EXHIBIT DESCRIPTION                            EXHIBIT NUMBER
--------------------------------                 -------------------------

   Certificate of Incorporation                            3.1
   of Registrant

   Bylaws of Registrant                                     3.2




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                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             LORELEI CORPORATION

Date: July 25, 2002                          By:


                                             Name: Jo-Ann Vidaver
                                             Title: President








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